Exhibit 99.1

               IASIS Healthcare Announces Fourth Quarter
                      and Year-End 2007 Results


    FRANKLIN, Tenn.--(BUSINESS WIRE)--December 11, 2007--IASIS Healthcare(R) LLC ("IASIS") today announced financial and operating results for the fiscal fourth quarter and year ended September 30, 2007. Consolidated results for the fourth quarter and year ended September 30, 2007, include the operations of Mountain Vista Medical Center, the Company's new hospital in Mesa, Arizona, which opened on July 23, 2007; Glenwood Regional Medical Center in West Monroe, Louisiana, which was acquired effective January 31, 2007; and Alliance Hospital ("Alliance") in Odessa, Texas, which was acquired effective May 31, 2007. Upon acquisition, Alliance was immediately merged into Odessa Regional Hospital to form Odessa Regional Medical Center. All references to same-facility include the impact of the Alliance acquisition.

    Net revenue for the fourth quarter totaled $489.8 million, an increase of 20.2%, compared with $407.6 million in the prior year quarter. Adjusted EBITDA for the fourth quarter totaled $59.2 million, an increase of 16.9%, compared with $50.6 million in the prior year quarter. A table describing adjusted EBITDA and reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information. Net earnings for the fourth quarter totaled $7.8 million, compared with $11.1 million in the prior year quarter.

    IASIS' results for the fourth quarter include $4.7 million in pre-opening and start-up losses associated with Mountain Vista Medical Center, compared with $468,000 in the prior year quarter.

    Admissions and adjusted admissions increased 17.3% and 16.7%, respectively, in the fourth quarter, compared with the prior year quarter. Net patient revenue per adjusted admission in the fourth quarter increased 5.3%, compared with the prior year quarter. On a same-facility basis, which includes the effect of the Alliance acquisition, admissions and adjusted admissions increased 3.4% and 3.6%, respectively, while net patient revenue per adjusted admission increased 7.9%, compared with the prior year quarter.

    In commenting on the results, David R. White, chairman and chief executive officer of IASIS, said, "Solid growth in admissions and net revenue during the fourth quarter completed a year of significant milestones for the Company. The acquisition of hospitals in Louisiana and Texas, as well as the opening of our new hospital in Arizona, expanded our operations into new communities. We are committed to providing high-quality patient care at all of our hospitals through capital investments in our facilities, new medical technology, physician recruitment and effective cost controls. We believe these strategies were key to the results we achieved this year and are instrumental to our long-term success."

    Net revenue for the year ended September 30, 2007, totaled $1.8 billion, an increase of 13.8%, compared with $1.6 billion in the prior year. Adjusted EBITDA for the year ended September 30, 2007, totaled $235.7 million, compared with $210.3 million in the prior year. Net earnings for the year ended September 30, 2007, totaled $41.6 million, compared with $39.5 million in the prior year.

    IASIS' results for fiscal year 2007 include $8.6 million in pre-opening and start-up losses associated with Mountain Vista Medical Center, compared with $642,000 in the prior year. In addition, results for fiscal year 2007 include a loss on extinguishment of debt of $6.2 million associated with the refinancing of the Company's senior secured credit facilities and $3.4 million in business interruption insurance recoveries, including final settlement, received in connection with the temporary closure and disruption of operations at The Medical Center of Southeast Texas, in Port Arthur, Texas, as a result of Hurricane Rita. Results for fiscal year 2006 included $9.0 million in business interruption insurance recoveries.

    Admissions and adjusted admissions increased 10.9% and 9.3%, respectively, for the year ended September 30, 2007, compared with the prior year. For the year ended September 30, 2007, net patient revenue per adjusted admission increased 5.2%, compared with the prior year. On a same-facility basis, which includes the effect of the Alliance acquisition, admissions and adjusted admissions increased 3.1% and 2.3%, respectively, while net patient revenue per adjusted admission increased 6.3% for the year ended September 30, 2007, compared with the prior year.

    IASIS' uninsured discount program, which became effective during the third quarter of fiscal 2006, resulted in $53.0 million in discounts being provided to uninsured patients during the year ended September 30, 2007, compared with $20.3 million in discounts in the prior year. The uninsured discount program had the effect of reducing net revenue and the provision for bad debts by generally corresponding amounts. On a same-facility basis, adjusting for the impact of uninsured discounts, net patient revenue per adjusted admission increased 8.5% for the year ended September 30, 2007, compared with the prior year. A table describing the impact of adjusting for the uninsured discount program is included in this press release in the attached Supplemental Operating Measures Adjusted for Comparative Analysis.

    A listen-only simulcast and 30-day replay of IASIS' fourth quarter and year-end conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on December 11, 2007. A copy of this press release will also be available on the Company's website.

    IASIS, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS owns or leases 16 acute care hospital facilities and one behavioral health hospital with a total of 2,691 beds in service and has total annual net revenue of approximately $1.8 billion. These hospital facilities are located in six regions: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; three cities in Texas, including San Antonio; Las Vegas, Nevada; and West Monroe, Louisiana. IASIS recently opened Mountain Vista Medical Center, a new 178-bed hospital located in Mesa, Arizona. IASIS also owns and operates a Medicaid and Medicare managed health plan in Phoenix that serves over 125,000 members. For more information on IASIS, please visit the Company's website at www.iasishealthcare.com.

    Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, statements about the benefits of our recently announced acquisitions, including future financial and operating results, the Company's plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. Those risks and uncertainties include, among others, the risks and uncertainties related to our ability to generate sufficient cash to service our existing indebtedness, our substantial level of indebtedness that could adversely affect our financial condition, an increase in interest rates would increase the cost of servicing our debt and could reduce our profitability, our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation and regulations that may significantly reduce government healthcare spending and our revenue, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue, our ability to recruit and retain quality physicians, our hospitals' competition for staffing which may increase our labor costs and reduce profitability, our failure to consistently enhance our hospitals with the most recent technological advances in diagnostic and surgical equipment that would adversely affect our ability to maintain and expand our markets, our failure to comply with extensive laws and government regulations, the outcome of (and expenses incurred in connection with) an ongoing Office of Inspector General investigation, the possibility that we may become subject to federal and state investigations in the future, potential legislation that would impose significant restrictions on our hospitals that have physician owners, our ability to satisfy regulatory requirements with respect to our internal controls over financial reporting under
Section 404 of the Sarbanes-Oxley Act of 2002, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows, the impact of certain factors, including severe weather conditions and natural disasters, on our revenue and volume trends at our hospitals, our ability to control costs at Health Choice Arizona, Inc., the possibility of Health Choice Arizona, Inc.'s contract with the Arizona Health Care Cost Containment System being discontinued or experiencing materially reduced reimbursements, significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions, including Glenwood Regional Medical Center and Alliance Hospital, that may disrupt our ongoing operations, difficulties with the opening of our new hospital in Arizona that may require unanticipated start-up costs, the significant capital expenditures that would be involved in the construction of current projects and other new hospitals that could have an adverse effect on our liquidity, the rising costs for construction materials and labor that could have an adverse impact on the return on investment relating to our various capital projects, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, our dependence on key personnel, the loss of one or more of which could have a material adverse effect on our business, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, the possibility of a decline in the fair value of our reporting units that could result in a material non-cash charge to earnings and those risks, uncertainties and other matters detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



                         IASIS HEALTHCARE LLC
          Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                              Quarter Ended          Year Ended
                              September 30,         September 30,
                           ------------------- -----------------------
                             2007      2006       2007        2006
                            --------  --------  ----------  ----------
Net revenue:
   Acute care revenue      $369,131  $299,619  $1,399,343  $1,219,474
   Premium revenue          120,692   107,981     450,641     406,522
                            --------  --------  ----------  ----------
            Total net
             revenue        489,823   407,600   1,849,984   1,625,996

Costs and expenses:
   Salaries and benefits    152,092   118,839     566,112     470,171
   Supplies                  55,958    44,057     214,088     187,799
   Medical claims            97,832    90,090     372,075     343,660
   Other operating
    expenses                 72,091    64,474     286,749     246,325
   Provision for bad debts   42,951    31,472     142,708     141,774
   Rentals and leases         9,721     8,699      35,987      34,956
   Interest expense, net     21,680    17,312      73,754      69,687
   Depreciation and
    amortization             22,819    17,258      77,701      71,925
   Management fees            1,186     1,047       4,746       4,189
   Loss on extinguishment
    of debt                       -         -       6,229           -
   Business interruption
    insurance recoveries          -      (654)     (3,443)     (8,974)
                           ---------  --------  ----------  ----------
            Total costs
             and expenses   476,330   392,594   1,776,706   1,561,512

Earnings before gain
 (loss) on disposal of
 assets, minority
 interests and income
 taxes                       13,493    15,006      73,278      64,484
Gain (loss) on disposal of
 assets, net                   (121)    1,740      (1,364)        899
Minority interests             (334)   (1,159)     (3,988)     (3,546)
                            --------  --------  ----------  ----------

Earnings before income
 taxes                       13,038    15,587      67,926      61,837
Income tax expense            5,280     4,533      26,322      22,288
                            --------  --------  ----------  ----------

Net earnings               $  7,758  $ 11,054  $   41,604  $   39,549
                            ========  ========  ==========  ==========




                         IASIS HEALTHCARE LLC
                     Consolidated Balance Sheets
                            (in thousands)

                                                 Sept. 30,  Sept. 30,
                                                    2007       2006
                                                  ---------  ---------
                                                (Unaudited)
                                ASSETS

Current assets:
   Cash and cash equivalents                     $        - $   95,415
   Accounts receivable, net                         248,281    182,452
   Inventories                                       43,697     34,299
   Deferred income taxes                             29,629     41,416
   Prepaid expenses and other current assets         45,023     41,841
                                                  ---------  ---------
            Total current assets                    366,630    395,423

Property and equipment, net                         980,437    727,048
Goodwill                                            756,593    756,479
Other intangible assets, net                         36,000     39,000
Other assets, net                                    46,762     49,885
                                                  ---------  ---------
            Total assets                         $2,186,422 $1,967,835
                                                  =========  =========


                        LIABILITIES AND EQUITY

Current liabilities:
   Accounts payable                              $   98,488 $   73,351
   Salaries and benefits payable                     40,124     29,082
   Accrued interest payable                          18,865     19,965
   Medical claims payable                            81,309     81,822
   Other accrued expenses and other current
    liabilities                                      44,276     49,087
   Current portion of long-term debt and
    capital lease obligations                         8,036      7,432
                                                  ---------  ---------
            Total current liabilities               291,098    260,739

Long-term debt and capital lease obligations      1,023,621    889,513
Deferred income taxes                                93,402     81,179
Other long-term liabilities                          50,831     47,611
Minority interests                                   35,956     32,297

Equity:
   Member's equity                                  691,514    656,496
                                                  ---------  ---------
            Total liabilities and equity         $2,186,422 $1,967,835
                                                  =========  =========




                         IASIS HEALTHCARE LLC
          Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                      Year Ended
                                                     September 30,
                                                 ---------------------
                                                    2007         2006
                                                  ---------  ---------
Cash flows from operating activities:
   Net earnings                                  $  41,604  $  39,549
   Adjustments to reconcile net earnings to net
    cash provided by operating activities:
         Depreciation and amortization              77,701     71,925
         Amortization of loan costs                  2,942      2,960
         Minority interests                          3,988      3,546
         Deferred income taxes                      24,245     21,002
         Loss (gain) on disposal of assets, net      1,364       (899)
         Loss on extinguishment of debt              5,091          -
         Changes in operating assets and
          liabilities, net of the effect of
          acquisitions:
            Accounts receivable, net               (49,480)   (15,996)
            Inventories, prepaid expenses and
             other current assets                   (5,641)   (16,566)
            Accounts payable, other accrued
             expenses and other accrued
             liabilities                            24,520     51,623
                                                  ---------  ---------
               Net cash provided by operating
                activities                         126,334    157,144
                                                  ---------  ---------

Cash flows from investing activities:
   Purchases of property and equipment            (195,393)  (146,928)
   Cash paid for acquisitions, net                (141,585)         -
   Proceeds from sale of assets                      1,026        147
   Change in other assets                            6,314        598
                                                  ---------  ---------
               Net cash used in investing
                activities                        (329,638)  (146,183)
                                                  ---------  ---------

Cash flows from financing activities:
   Payment of debt and capital lease obligations  (650,780)    (7,863)
   Proceeds from debt borrowings                   778,800          -
   Debt financing costs incurred                    (8,200)         -
   Distribution to parent for debt financing
    costs                                           (6,586)         -
   Distribution of minority interests               (4,850)    (2,507)
   Proceeds from sale of (costs paid for)
    partnership interests                             (495)     5,727
                                                  ---------  ---------
               Net cash provided by (used in)
                financing activities               107,889     (4,643)
                                                  ---------  ---------

Increase (decrease) in cash and cash equivalents   (95,415)     6,318
Cash and cash equivalents at beginning of period    95,415     89,097
                                                  ---------  ---------
Cash and cash equivalents at end of period       $       -  $  95,415
                                                  =========  =========

Supplemental disclosure of cash flow
 information:
   Cash paid for interest                        $  80,647  $  72,271
                                                  =========  =========
   Cash paid for income taxes, net               $   7,710  $   1,082
                                                  =========  =========
   Cash paid in loss on extinguishment of debt   $   1,138  $       -
                                                  =========  =========




                         IASIS HEALTHCARE LLC
                   Segment Information (Unaudited)
                            (in thousands)

                          For the Quarter Ended September 30, 2007
                       -----------------------------------------------
                                    Health
                       Acute Care    Choice  Eliminations Consolidated
                       ----------- --------- ------------ ------------
Acute care revenue     $  369,131  $      -      $     -   $  369,131
Premium revenue                 -   120,692            -      120,692
Revenue between
 segments                   3,267         -       (3,267)           -
                        ---------- ---------      ------- ------------
   Net revenue            372,398   120,692       (3,267)     489,823

Salaries and benefits     148,177     3,915            -      152,092
Supplies                   55,900        58            -       55,958
Medical claims                  -   101,099       (3,267)      97,832
Other operating
 expenses                  68,479     3,612            -       72,091
Provision for bad debts    42,951         -            -       42,951
Rentals and leases          9,425       296            -        9,721
                        ----------  -------- ------------   ----------
   Adjusted EBITDA (1)     47,466    11,712            -       59,178

Interest expense, net      21,680         -            -       21,680
Depreciation and
 amortization              21,923       896            -       22,819
Management fees             1,186         -            -        1,186
                        ---------- --------- ------------   ----------
Earnings before loss on
 disposal of assets,
 minority interests and
 income taxes               2,677    10,816            -       13,493
Loss on disposal of
 assets, net                 (121)        -            -         (121)
Minority interests           (334)        -            -         (334)
                        ---------- --------- ------------   ----------
   Earnings before
    income taxes       $    2,222  $ 10,816      $     -   $   13,038
                        ==========  ========      =======   ==========
Segment assets         $2,035,386  $151,036                $2,186,422
                        ==========  ========                ==========
Goodwill               $  750,836  $  5,757                $  756,593
                        ==========  ========                ==========



                          For the Quarter Ended September 30, 2006
                       -----------------------------------------------
                                    Health
                       Acute Care    Choice  Eliminations Consolidated
                       ----------- --------- ------------ ------------
Acute care revenue     $  299,619  $      -      $     -   $  299,619
Premium revenue                 -   107,981            -      107,981
Revenue between
 segments                   3,810         -       (3,810)           -
                        ---------- ---------      ------- ------------
   Net revenue            303,429   107,981       (3,810)     407,600

Salaries and benefits     115,599     3,240            -      118,839
Supplies                   43,967        90            -       44,057
Medical claims                  -    93,900       (3,810)      90,090
Other operating
 expenses                  60,880     3,594            -       64,474
Provision for bad debts    31,472         -            -       31,472
Rentals and leases          8,416       283            -        8,699
Business interruption
 insurance recoveries        (654)        -            -         (654)
                        ---------- --------- ------------   ----------
   Adjusted EBITDA (1)     43,749     6,874            -       50,623

Interest expense, net      17,312         -            -       17,312
Depreciation and
 amortization              16,409       849            -       17,258
Management fees             1,047         -            -        1,047
                        ---------- --------- ------------   ----------
Earnings before gain
 (loss) on disposal of
 assets, minority
 interests and income
 taxes                      8,981     6,025            -       15,006
Gain (loss) on disposal
 of assets, net             1,794       (54)           -        1,740
Minority interests         (1,159)        -            -       (1,159)
                        ---------- --------- ------------   ----------
   Earnings before
    income taxes       $    9,616  $  5,971      $     -   $   15,587
                        ==========  ========      =======   ==========
Segment assets         $1,833,737  $134,098                $1,967,835
                        ==========  ========                ==========
Goodwill               $  750,722  $  5,757                $  756,479
                        ==========  ========                ==========

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, gain (loss) on disposal of assets, minority interests and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles ("GAAP"), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
                   Segment Information (Unaudited)
                            (in thousands)

                            For the Year Ended September 30, 2007
                       -----------------------------------------------
                                    Health
                       Acute Care    Choice  Eliminations Consolidated
                       ----------- --------- ------------ ------------
Acute care revenue     $1,399,343  $      -     $      -   $1,399,343
Premium revenue                 -   450,641            -      450,641
Revenue between
 segments                  11,970         -      (11,970)           -
                        ---------- ---------     -------- ------------
   Net revenue          1,411,313   450,641      (11,970)   1,849,984

Salaries and benefits     551,309    14,803            -      566,112
Supplies                  213,803       285            -      214,088
Medical claims                  -   384,045      (11,970)     372,075
Other operating
 expenses                 271,653    15,096            -      286,749
Provision for bad
 debts                    142,708         -            -      142,708
Rentals and leases         34,825     1,162            -       35,987
Business interruption
 insurance recoveries      (3,443)        -            -       (3,443)
                        ---------- --------- ------------   ----------
   Adjusted EBITDA (1)    200,458    35,250            -      235,708

Interest expense, net      73,754         -            -       73,754
Depreciation and
 amortization              74,141     3,560            -       77,701
Loss on extinguishment
 of debt                    6,229         -            -        6,229
Management fees             4,746         -            -        4,746
                        ---------- --------- ------------   ----------
Earnings before loss
 on disposal of
 assets,
   minority interests
    and income taxes       41,588    31,690            -       73,278
Loss on disposal of
 assets, net               (1,364)        -            -       (1,364)
Minority interests         (3,988)        -            -       (3,988)
                        ---------- --------- ------------   ----------
   Earnings before
    income taxes       $   36,236  $ 31,690     $      -   $   67,926
                        =========   =======      =======    =========
Segment assets         $2,035,386  $151,036                $2,186,422
                        =========   =======                 =========
Capital expenditures   $  194,920  $    473                $  195,393
                        =========   =======                 =========
Goodwill               $  750,836  $  5,757                $  756,593
                        =========   =======                 =========

                            For the Year Ended September 30, 2006
                       -----------------------------------------------
                                    Health
                       Acute Care    Choice  Eliminations Consolidated
                       ----------- --------- ------------ ------------
Acute care revenue     $1,219,474  $      -     $      -   $1,219,474
Premium revenue                 -   406,522            -      406,522
Revenue between
 segments                  10,857         -      (10,857)           -
                        ---------- ---------     -------- ------------
   Net revenue          1,230,331   406,522      (10,857)   1,625,996

Salaries and benefits     457,540    12,631            -      470,171
Supplies                  187,515       284            -      187,799
Medical claims                  -   354,517      (10,857)     343,660
Other operating
 expenses                 233,041    13,284            -      246,325
Provision for bad
 debts                    141,774         -            -      141,774
Rentals and leases         33,874     1,082            -       34,956
Business interruption
 insurance recoveries      (8,974)        -            -       (8,974)
                        ---------- --------- ------------   ----------
   Adjusted EBITDA (1)    185,561    24,724            -      210,285

Interest expense, net      69,687         -            -       69,687
Depreciation and
 amortization              68,539     3,386            -       71,925
Management fees             4,189         -            -        4,189
                        ---------- --------- ------------   ----------
Earnings before gain
 (loss) on disposal of
 assets,
   minority interests
    and income taxes       43,146    21,338            -       64,484
Gain (loss) on
 disposal of assets,
 net                          953       (54)           -          899
Minority interests         (3,546)        -            -       (3,546)
                        ---------- --------- ------------   ----------
   Earnings before
    income taxes       $   40,553  $ 21,284     $      -   $   61,837
                        =========   =======      =======    =========
Segment assets         $1,833,737  $134,098                $1,967,835
                        =========   =======                 =========
Capital expenditures   $  146,299  $    629                $  146,928
                        =========   =======                 =========
Goodwill               $  750,722  $  5,757                $  756,479
                        =========   =======                 =========

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on extinguishment of debt, gain (loss) on disposal of assets, minority interests and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
        Consolidated Financial and Operating Data (Unaudited)

                                        Quarter Ended    Year Ended
                                        September 30,   September 30,
                                       --------------- ---------------
                                        2007    2006    2007    2006
                                       ------- ------- ------- -------
Consolidated Hospital Facilities
Number of hospital facilities at end
 of period                                  16      14      16      14
Beds in service at end of period         2,691   2,206   2,691   2,206
Average length of stay (days)              4.5     4.5     4.6     4.6
Occupancy rates (average beds in
 service)                                48.0%   48.8%   50.7%   50.9%
Admissions                              25,932  22,105  98,372  88,701
   Percentage change                     17.3%           10.9%
Adjusted admissions                     42,298  36,254 158,371 144,929
   Percentage change                     16.7%            9.3%
Patient days                           116,762  98,679 449,646 404,292
Adjusted patient days                  183,951 156,357 697,562 638,192
Outpatient revenue as a % of gross
 patient revenue                         36.5%   36.7%   35.4%   36.2%

Same-Facility (1)
Number of hospital facilities at end
 of period                                  14      14      14      14
Beds in service at end of period         2,285   2,206   2,285   2,206
Average length of stay (days)              4.5     4.5     4.6     4.6
Occupancy rates (average beds in
 service)                                48.9%   48.8%   51.1%   50.9%
Admissions                              22,857  22,105  91,469  88,701
   Percentage change                      3.4%            3.1%
Adjusted admissions                     37,547  36,254 148,241 144,929
   Percentage change                      3.6%            2.3%
Patient days                           102,895  98,679 416,848 404,292
Adjusted patient days                  162,479 156,357 649,487 638,192
Outpatient revenue as a % of gross
 patient revenue                         36.7%   36.7%   35.7%   36.2%

(1) Includes the effect of the Alliance acquisition completed on May 31, 2007. Upon acquisition, Alliance was immediately merged into Odessa Regional Hospital to form Odessa Regional Medical Center.




                         IASIS HEALTHCARE LLC
   Supplemental Consolidated Statements of Operations Information
                              (Unaudited)
                            (in thousands)

                                    Quarter Ended       Year Ended
                                    September 30,     September 30,
                                   ---------------- ------------------
                                     2007    2006     2007     2006
                                    ------  -------  -------  --------
Consolidated Results
Net earnings                       $ 7,758 $11,054  $ 41,604 $ 39,549
Add:
   Interest expense, net            21,680  17,312    73,754   69,687
   Income tax expense                5,280   4,533    26,322   22,288
   Depreciation and amortization    22,819  17,258    77,701   71,925
   Loss on extinguishment of debt        -       -     6,229        -
   Loss (gain) on disposal of
    assets, net                        121  (1,740)    1,364     (899)
   Minority interests                  334   1,159     3,988    3,546
   Management fees                   1,186   1,047     4,746    4,189
                                    ------  -------  -------  --------
Adjusted EBITDA (1)                $59,178 $50,623  $235,708 $210,285
                                    ======  =======  =======  ========

1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on extinguishment of debt, loss (gain) on disposal of assets, minority interests and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
  Supplemental Operating Measures Adjusted for Comparative Analysis
                              (Unaudited)
           (in thousands, except for statistical measures)

                            For the Year Ended September 30, 2007
                        ----------------------------------------------
                                                             % of
                                                            Revenue
                                              Non-GAAP   -------------
                                   Uninsured   Adjusted          Non-
                           GAAP     Discounts   Amounts          GAAP
                         Amounts      (2)        (3)      GAAP   (3)
                        ---------- ---------- ---------- ------ ------
Acute Care Segment
Net revenue (1)         $1,411,313    $52,956 $1,464,269 100.0% 100.0%

Salaries and benefits      551,309          -    551,309   39.1   37.7
Supplies                   213,803          -    213,803   15.1   14.6
Other operating
 expenses                  271,653          -    271,653   19.2   18.6
Provision for bad debts    142,708     52,956    195,664   10.1   13.4
Rentals and leases          34,825          -     34,825    2.5    2.4

Net patient revenue per
 adjusted admission     $    8,754    $   335 $    9,089
Percentage change from
 prior year                   5.2%                  7.4%

Same-Facility (4)
Net revenue (1)         $1,332,257    $50,552 $1,382,809

Net patient revenue per
 adjusted admission     $    8,846    $   341 $    9,187
Percentage change from
 prior year                   6.3%                  8.5%

                            For the Year Ended September 30, 2006
                        ----------------------------------------------
                                                             % of
                                                            Revenue
                                              Non-GAAP   -------------
                                   Uninsured   Adjusted          Non-
                           GAAP     Discounts   Amounts          GAAP
                         Amounts      (2)        (3)      GAAP   (3)
                        ---------- ---------- ---------- ------ ------
Acute Care Segment
Net revenue (1)         $1,230,331    $20,306 $1,250,637 100.0% 100.0%

Salaries and benefits      457,540          -    457,540   37.2   36.6
Supplies                   187,515          -    187,515   15.2   15.0
Other operating
 expenses                  233,041          -    233,041   18.9   18.6
Provision for bad debts    141,774     20,306    162,080   11.5   13.0
Rentals and leases          33,874          -     33,874    2.8    2.7

Net patient revenue per
 adjusted admission     $    8,325    $   140 $    8,465
Percentage change from
 prior year                   4.8%                  6.5%

(1)Acute care revenue represents total net revenue of the segment prior to the elimination of revenue between segments.

(2)Includes the impact of discounts provided to uninsured patients for the period. During the third quarter of fiscal 2006, IASIS implemented an uninsured discount program offering discounts to all uninsured patients receiving healthcare services who do not qualify for assistance under state Medicaid, other federal or state assistance plans or charity care. In the acute care segment, IASIS recorded $53.0 million and $20.3 million of uninsured discounts during the years ended September 30, 2007 and 2006, respectively.


(3)Acute care revenue, the provision for bad debts and certain operating expense categories as a percentage of acute care revenue have been adjusted to present certain financial measures on a basis comparative with prior periods. Management believes these non-GAAP financial measures are useful for the purpose of providing disclosure of the Company's results of operations consistent with those used by management. While management believes these non-GAAP financial measures provide useful information for period-to-period comparisons, GAAP measures should be used when evaluating financial performance or liquidity.

(4)Includes the effect of the Alliance acquisition completed on May 31, 2007. Upon acquisition, Alliance was immediately merged into Odessa Regional Hospital to form Odessa Regional Medical Center.



    CONTACT: IASIS Healthcare LLC
             Investor contact:
             W. Carl Whitmer, 615-844-2747
             Chief Financial Officer
             or
             News media contact:
             Tomi Galin, 615-467-1255
             Vice-President, Marketing
             & Communications